                                                                  EXHIBIT 17(a)
As filed with the Securities and Exchange Commission on December 29, 1982
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20001

                                    FORM N-1

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]

                                       and

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY [x]
                                   ACT OF 1940

                           SIERRA PACIFIC GROUP, INC.

               (Exact Name of Registrant As Specified In Charter)

                               No. 6, The Commons
                              3512 Silverside Road
                           Wilmington, Delaware 19810
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (800) 441-7379

                             W. BRUCE McCONNEL, III
                             Drinker Biddle & Reath
                    1100 Philadelphia National Bank Building
                        Philadelphia, Pennsylvania 19107
                     (Name and Address of Agent for Service)

                                    Copy to:
                                BURTON M. LEIBERT
                             Wilkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                            New York, New York 10022
                          (Counsel for the Distributor)

Approximate Date of Proposed Public Offering: As Soon as Practicable after the Effective Date of this Registration Statement.

         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===================================

                                                                           Proposed
                                                                            Maximum
                                                    Amount                 Offering                 Amount of
          Title of Securities                        Being                 Price per              Registration
           Being Registered                       Registered                 Unit                      Fee
--------------------------------------------------------------------------------
Class A, Class B, Class C                                                     $1
 and Class D Common Shares                                              (Class A and B)
 ($.001 par value each).....                      Indefinite              Indefinite                  $500*
                                                                       (Classes C and D)

===================================
* Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant hereby elects to register an indefinite number of Class A, B, C and D Common Shares.
===================================

       Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in



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accordance with Section 8(a) of the Securities Act of 1933 or until the
Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.



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As filed with the Securities and Exchange Commission on February 7, 1997
                                              Registration Nos. 2-81110/811-4293
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [x]

                        Post-Effective Amendment No. 53                [x]

                        REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                 [x]

                               Amendment No. 55                        [x]

                      -------------------------------------

                           PACIFIC HORIZON FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                               Columbus, OH 43219
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including area code: (800) 332-3863

                             W. Bruce McConnel, III
                             Drinker Biddle & Reath
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)

         [ ] on (date) pursuant to paragraph (b)

         [X] 60 days after filing pursuant to paragraph (a)(1)

         [ ] on (date) pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



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         Registrant has registered an indefinite number of its shares under the
Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant has filed its Rule 24f-2 Notice relating to such shares for Registrant's most recent fiscal year on April 29, 1996.

         This Registration Statement has also been executed by Master Investment Trust, Series I.
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